FIRST AMENDMENT AND WAIVER
TO
NOTE PURCHASE AGREEMENT

This First Amendment and Waiver to the Note Purchase Agreement (defined below) (this “Amendment and Waiver”), dated as of March 5, 2024 (the “Effective Date”), is entered into by and among OPTINOSE US, INC., a Delaware corporation (the “Issuer”), OPTINOSE, INC., a Delaware corporation (the “Parent”), the Purchasers (as defined in the Note Purchase Agreement) party to the Note Purchase Agreement as of the Effective Date, and BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales, as Collateral Agent.
RECITALS
WHEREAS, the Issuer, the Purchasers from time to time party thereto and the other parties from time to time party thereto are parties to that certain Amended and Restated Note Purchase Agreement dated as of November 21, 2022 (the “Note Purchase Agreement”);

WHEREAS, Borrower has informed the Collateral Agent and the Purchasers that the report and opinion of Ernst & Young LLP (or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Purchasers) accompanying the consolidated financial statements of Parent and its Subsidiaries for the fiscal year ending December 31, 2023 may be subject to a qualification as to “going concern.” in violation of Section 7.01(a) of the Note Purchase Agreement;

WHEREAS, Borrower has further informed the Collateral Agent and the Purchasers that the consolidated financial statements of Parent and its Subsidiaries for the fiscal quarter ending March 31, 2024 may be subject to a qualification as to “going concern,” in violation of Section 7.01(b) of the Note Purchase Agreement;

WHEREAS, in connection with the covenant of Borrower and the other Note Parties under Section 7.01(a) of the Note Purchase Agreement to deliver to the Collateral Agent and each Purchaser audited, consolidated financial statements of Parent and its Subsidiaries accompanied by, among other things, a report and opinion of such independent certified public accounting firm, Section 7.01(a) of the Note Purchase Agreement generally prohibits such report and opinion from being subject to any qualification or statement as to “going concern” or scope of audit (the “Section 7.01(a) No Qualification Covenant”);

WHEREAS, in connection with the covenant of Borrower and the other Note Parties under 7.01(b) of the Note Purchase Agreement to deliver to the Collateral Agent and the Purchasers quarterly, consolidated financial statements of Parent and its Subsidiaries, Section 7.01(b) of the Note Purchase Agreement generally prohibits such financial statements from being subject to any qualification or statement as to “going concern” (the “Section 7.01(b) No Qualification Covenant”); and

WHEREAS, in accordance with Section 12.01 of the Note Purchase Agreement, the Collateral Agent and each of the Purchasers desire to (a) provide the Note Parties with a waiver of the Section 7.01(a) No Qualification Covenant and the Section 7.01(b) No Qualification Covenant, and (b) amend the Note Purchase Agreement, in each case on the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained and intending to be legally bound by this Amendment and Waiver, each of the undersigned hereby agrees and declares as follows:

SECTION 1. Definitions; Interpretation. All capitalized terms used in this Amendment and Waiver (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. The rules of interpretation set forth in Section 1.02 of the Note Purchase Agreement shall be applicable to this Amendment and Waiver and are incorporated herein by this reference.

SECTION 2. Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 below and the other terms and conditions hereof, as of the Effective Date:

(a) the Note Purchase Agreement is hereby amended by deleting in their entirety the notice details of the Collateral Agent and each Purchaser in Schedule 12.02 to the Note Purchase Agreement and replacing them, respectively, with the following:

“COLLATERAL AGENT:

BIOPHARMA CREDIT PLC
c/o Link Group, Company Matters Ltd.
6th Floor
64 Gresham Street
London EC2V 7NQ
United Kingdom
Attn: Company Secretary
Tel: +44 01 392 477 500
Fax: +44 01 392 438 288
Email: biopharmacreditplc@linkgroup.com.uk

with copies (which shall not constitute notice) to:

PHARMAKON ADVISORS, LP
110 East 59th Street, #2800
New York, NY 10022
Attn: Pedro Gonzalez de Cosio
Phone: +1 (212) 883-2296
Fax: +1 (917) 210-4048
Email: Pharmakon@Pharmakonadvisors.com

and

AKIN GUMP STRAUSS HAUER & FELD LLP
One Bryant Park
New York, NY 10036-6745
Attn: Geoffrey E. Secol
Phone: (212) 872-8081
Fax: (212) 872-1002

Email: gsecol@akingump.com

PURCHASERS:

BPCR LIMITED PARTNERSHIP
c/o Link Group, Company Matters Ltd.
6th Floor
65 Gresham Street
London EC2V 7NQ
United Kingdom
Attn: Company Secretary
Tel: +44 01 392 477 500
Fax: +44 01 392 498 288
Email: biopharmacreditplc@linkgroup.co.uk
with copies (which shall not constitute notice) to:

PHARMAKON ADVISORS, LP
110 East 59th Street, #2800
New York, NY 10022
Attn: Pedro Gonzalez de Cosio
Phone: +1 (212) 883-2296
Fax: +1 (917) 210-4048
Email: Pharmakon@PharmakonAdvisors.com
and

AKIN GUMP STRAUSS HAUER & FELD LLP
One Bryant Park
New York, NY 10036-6745
Attn: Geoffrey E. Secol
Phone: (212) 872-8081
Fax: (212) 872-1002
Email: gsecol@akingump.com

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP
c/o BioPharma Credit Investments V GP LLC
c/o Walkers Corporate Limited
190 Elgin Avenue,
George Town, Grand Cayman KY1-9008
Attn: Pedro Gonzalez de Cosio
with copies (which shall not constitute notice) to:

PHARMAKON ADVISORS, LP
110 East 59th Street, #2800
New York, NY 10022
Attn: Pedro Gonzalez de Cosio
Phone: +1 (212) 883-2296
Fax: +1 (917) 210-4048
Email: Pharmakon@PharmakonAdvisors.com
and

AKIN GUMP STRAUSS HAUER & FELD LLP

One Bryant Park
New York, NY 10036-6745
Attn: Geoffrey E. Secol
Phone: (212) 872-8081
Fax: (212) 872-1002
Email: gsecol@akingump.com”

SECTION 3. Waivers. Subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 below and the other terms and conditions hereof, as of the Effective Date:

(a) the Section 7.01(a) No Qualification Covenant is hereby waived solely in connection with the report and opinion of Ernst & Young LLP (or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Purchasers) accompanying the consolidated financial statements of Parent and its Subsidiaries for the fiscal year ending December 31, 2023; and

(b) compliance with the Section 7.01(b) No Qualification Covenant is hereby waived solely in connection with the consolidated financial statements of Parent and its Subsidiaries for the fiscal quarter ending March 31, 2024.

SECTION 4. Limitation of Waivers. The waivers set forth in Section 3 above shall be limited precisely as written and relate solely to the provisions of Sections 7.01(a) and 7.01(b) of the Note Purchase Agreement, respectively, in the manner and to the extent described above and nothing in this Amendment and Waiver shall be deemed to:

(a) constitute a waiver of compliance by the Issuer or any other Note Party with respect to any other term, provision or condition of the Note Purchase Agreement or any other Note Document, or any other instrument or agreement referred to therein; or

(b) prejudice any right or remedy that the Collateral Agent or any Person that is a purchaser at any time under any of the Note Documents may now have or may have in the future under or in connection with the Note Purchase Agreement or any other Note Document, or any other instrument or agreement referred to therein.

For the avoidance of doubt, nothing in this Amendment and Waiver shall be deemed to constitute a waiver of compliance by the Issuer or any other Note Party of:

(i) the requirement in Section 7.01(a) of the Note Purchase Agreement that Borrower deliver to the Collateral Agent and Purchasers audited, consolidated financial statements of Parent and its Subsidiaries accompanied by a report and opinion of Ernst & Young LLP (or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Required Purchasers), which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualification or statement as to “going concern” or scope of audit other than directly as a result of a Default or Event of Default (or prospective Default or Event of Default) caused solely by a failure to comply with clause (x) of Section 7.01(a), for the fiscal year ending December 31, 2024 and each fiscal year thereafter; or

(ii) the requirement in Section 7.01(b) of the Note Purchase Agreement that Borrower deliver to the Collateral Agent and Purchasers quarterly, consolidated financial statements of Parent and its Subsidiaries, which shall be prepared in accordance with GAAP and shall be subject to normal year-end audit adjustments and the absence of disclosures normally made in footnotes, provided that such consolidated financial statements not be subject to any qualification or statement as to “going concern” other than directly as a result of a Default or Event of Default (or prospective Default or Event of Default) caused solely by a failure to comply with such proviso, for the fiscal quarter ending June 30, 2024 and each fiscal quarter thereafter.

SECTION 5. Conditions Precedent. This Amendment and Waiver shall become effective on the Effective Date whereupon this Amendment and Waiver shall become effective as to the Purchasers and all Note Parties in accordance with Section 12.01 of the Note Purchase Agreement; provided, however, that the amendment set forth in Section 2 above and the waivers set forth in Section 3 above shall become effective only after all of the following conditions precedent have been satisfied (or waived by the Purchasers):

(a) the Collateral Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of (i) each Note Party, (ii) the Collateral Agent, and (iii) the Purchasers; and

(b) the representations and warranties set forth in Section 6 of this Amendment and Waiver shall be true and correct on and as of the Effective Date.

SECTION 6. Representations and Warranties; Ratifications; No Novation.
(a) Each Note Party, jointly and severally with each other Note Party, hereby represents and warrants to each Purchaser and the Collateral Agent as follows:

(i) Such Note Party has all requisite power and authority to enter into this Amendment and Waiver and to perform its obligations hereunder.

(ii) This Amendment and Waiver has been duly executed and delivered by such Note Party and is the legally valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, subject to applicable Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity.

(iii) The execution and delivery by such Note Party of, and the performance by such Note Party of its obligations under, this Amendment and Waiver have been duly authorized and do not and will not: (A) contravene the terms of any of such Note Party’s Organization Documents; (B) violate in any material respect any Law or regulation; (C) conflict with in any material respect, or result in any material breach or contravention of, or require any material payment to be made under, any material order, judgment, injunction, writ, decree, determination or award of any Governmental Authority or any arbitral award to which such Note Party is a party or affecting such Note Party or any of its properties or assets; (D) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, other than those that have been obtained before the Effective Date and are in full force and effect; or (E) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under, any material Contractual Obligation to which such Note Party is a party or affecting such Note Party or the properties of such Note Party or any of its Subsidiaries.

(iv) As of the Effective Date, no Default exists, or would result from the execution and delivery by such Note Party of, and the performance by such Note Party of any of its obligations under, this Amendment and Waiver.

(b) All of the terms and conditions of the Note Purchase Agreement and the other Note Documents remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended, waived, or modified, except as specifically set forth herein. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Note Parties, as amended by this Amendment and Waiver. Without limiting the generality of the releases contained herein (including, without limitation, Section 12 hereof), the parties hereto hereby expressly acknowledge, ratify and reaffirm all of the exculpatory provisions in favor of the Collateral Agent contained in the Note Purchase Agreement and any other Note Document, including, without limitation, Article XI of the Note Purchase Agreement.

(c) Each Note Party hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Note Documents to which it is a party and agrees that the Note Documents remain in full force and effect, undiminished by this Amendment and Waiver, except as expressly provided herein. By executing this Amendment and Waiver, each Note Party acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment and Waiver.

(d) Without limitation to clauses (b) and (c) above, and notwithstanding anything in the Note Purchase Agreement to the contrary, each Note Party hereby ratifies, confirms, reaffirms, agrees and acknowledges that each of (i) the Amendment Fee, as such term is defined in that certain First Amendment to Note Purchase Agreement dated as of March 2, 2021, which has accrued in full as of such date, (ii) the Third Amendment Fee, as such term is defined in that certain Third Amendment to Note Purchase Agreement dated as of August 10, 2022, which has accrued in full as of such date, (iii) the Waiver Fee, as such term is defined in that certain Waiver to Note Purchase Agreement dated as of November 9, 2022, which has accrued in full as of such date, and (iv) the Amendment Fee, as such term is defined in the Note Purchase Agreement, which has accrued in full as of November 21, 2022 is due and payable on the earliest to occur of (x) the date on which the maturity of the Notes is accelerated pursuant to Section 9.02(b) of the Note Purchase Agreement, (y) the date of any prepayment of the Notes pursuant to Section 2.07 or Section 9.02 of the Note Purchase Agreement (including, for the avoidance of doubt, upon the occurrence of a Change of Control) and (z) the Maturity Date.

(e) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under any of the Note Documents, nor constitute a waiver of any provision of any of the Note Documents. On and after the effectiveness of this Amendment and Waiver, this Amendment and Waiver shall for all purposes constitute a Note Document.

SECTION 7. References to and Effect on Note Purchase Agreement. Except as specifically set forth herein, this Amendment and Waiver shall not modify or in any way affect any of the provisions of the Note Purchase Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Effective Date all references in the Note Purchase Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Note Purchase Agreement as amended by this Amendment and Waiver. The parties hereto hereby acknowledge and agree that this Amendment and Waiver constitutes a Note Document.

SECTION 8. Successors and Assigns. The provisions of this Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 9. Governing Law; Jurisdiction, Etc. Section 12.14 of the Note Purchase Agreement is hereby incorporated by reference, mutatis mutandis.

SECTION 10. Counterparts. This Amendment and Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

SECTION 11. Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and Waiver and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. General Release. IN CONSIDERATION OF, AMONG OTHER THINGS, THE COLLATERAL AGENT’S AND PURCHASERS’ EXECUTION AND DELIVERY OF (OR CONSENT TO DELIVERY AND EXECUTION OF) THIS AMENDMENT AND WAIVER, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE EFFECTIVE DATE, THAT RELATE TO,

ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE NOTE DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE NOTE PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE PURCHASERS AND THE COLLATERAL AGENT, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) ABOVE. WITHOUT LIMITING THE EFFECT OF THE FOREGOING, THE RECEIPT BY ANY NOTE PARTY OF ANY PROCEEDS OR OTHER BENEFITS OF ANY NOTE OR OTHER FINANCIAL INSTRUMENT HELD BY ANY PURCHASER AFTER THE EFFECTIVE DATE SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF ISSUANCE OF ANY SUCH NOTES OR OTHER FINANCIAL INSTRUMENT. IN ENTERING INTO THIS AMENDMENT AND WAIVER, EACH NOTE PARTY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION 12 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT AND WAIVER, ANY OTHER NOTE DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE NOTE DOCUMENTS.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment and Waiver to be duly executed and delivered as of the date first above written.

ISSUER:________________________ OPTINOSE US, INC.,
a Delaware corporation

By: /s/ Ramy Mahmoud
Name: Ramy Mahmoud
Title: CEO
________________________

GUARANTORS: _________________

OPTINOSE, INC.,
a Delaware corporation

By: /s/ Ramy Mahmoud
Name: Ramy Mahmoud
Title: CEO

PURCHASERS: BPCR LIMITED PARTNERSHIP,
a limited partnership established under the laws of England and Wales
By: Pharmakon Advisors, LP, its Investment Manager
By: Pharmakon Management I, LLC, its General Partner

By: /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
a Cayman Islands exempted limited partnership
By: BioPharma Credit Investments V GP LLC, its General Partner

By: Pharmakon Advisors, LP, its Investment Manager

By: /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: CEO and Managing Member

Acknowledged by:

COLLATERAL AGENT: BIOPHARMA CREDIT PLC,
a public limited company incorporated under the laws of England and Wales
By: Pharmakon Advisors, LP, its Investment Manager
By: Pharmakon Management I, LLC, its General Partner

By: /s/ Pedro Gonzalez de Cosio Name: Pedro Gonzalez de Cosio Title: Managing Member